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                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM  8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                        SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    JUNE 12, 1996


                           THE FOREFRONT GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                       0-27438                 76-0365256
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)



                      1330 POST OAK BOULEVARD, SUITE 1300
                              HOUSTON, TEXAS 77056
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


                                 (713) 961-1101
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                      1360 POST OAK BOULEVARD, SUITE 1600
                              HOUSTON, TEXAS 77056
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 12, 1996, The ForeFront Group, Inc. ("ForeFront" or the "Company") consummated the acquisition (the "Transaction") of substantially all of the assets of Bookmaker Corporation ("Bookmaker") pursuant to the terms of an Asset Purchase Agreement dated as of June 12, 1996 (the "Purchase Agreement") by and among the Company, Bookmaker and Martin Mazner, Hal Schectman and Chris Kirkpatrick, (collectively, the "Stockholders"). Pursuant to the Purchase Agreement, Bookmaker received an aggregate of 248,375 shares of common stock, $.01 par value of the Company ("ForeFront Common Stock"), ten percent of which was placed in escrow to satisfy claims of the Company that may arise for any breach of the representations and warranties made by Bookmaker and the Stockholders in the Purchase Agreement. An additional 115,129 and 84,133 shares of ForeFront Common Stock ("Earnout Shares") were deposited in escrow and will be issued to Bookmaker or its stockholders based upon the accomplishment of certain revenue and profit milestones by Bookmaker during the remainder of 1996 and 1997, respectively. Failure to meet such milestones will cause some or all of such Earnout Shares to be forfeited. In addition, the Company assumed certain liabilities of Bookmaker. The purchase price was determined through negotiations between the Company and representatives of Bookmaker. In connection with the Transaction, the Company entered into customary employment and non-competition agreements with the Stockholders.

     The shares of ForeFront Common Stock were issued to Bookmaker pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). The Company has agreed to use its best efforts to file a registration statement with the Securities and Exchange Commission within 120 days of the closing of the Transaction relating to the sale by Bookmaker and its stockholders from time to time of the shares of ForeFront Common Stock received by them in connection with the Transaction, and to keep such registration statement effective for a period of thirty months from the consummation of the Transaction (or, subject to certain exceptions, such shorter period of time as such shares of ForeFront Common Stock shall be deemed "restricted securities" under Rule 144 promulgated under the Securities Act). Bookmaker and its stockholders have also been granted certain other piggyback registration rights under certain circumstances.

     Bookmaker develops, produces and sells software products, including products that allow a user to download and print information in booklet form from the Internet and intranets. ForeFront is engaged in the business of developing, marketing and supporting client, server and integrated application software products that enable the capture, organization and exchange of information over the Internet and private computer networks.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired. It is impracticable for ForeFront to provide the required financial statements of Bookmaker at this time. ForeFront will file the required financial statements as soon as practicable.

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     (b) Pro Forma Financial Information.  It is impracticable for ForeFront to provide the required the pro forma financial information at this time.
ForeFront will file the required pro forma financial information as soon as practicable.

     (c)  Exhibits.

     99.1 Asset Purchase Agreement among The ForeFront Group, Inc., Bookmaker Corporation, Martin Mazner, Hal Schectman and Chris Kirkpatrick, dated
June 12, 1996.

     99.2 Escrow Agreement, dated as of June 12, 1996, by and among The ForeFront Group, Inc., Bookmaker Corporation, Martin Mazner, Hal Schectman, Chris Kirkpatrick and Texas Commerce Bank, N.A.

     99.3 Registration Rights Agreement, dated as of June 12, 1996, by and among The ForeFront Group, Inc. and Bookmaker Corporation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE FOREFRONT GROUP, INC., a
                                       Delaware corporation


                                           [Signature of Ernest D. Rapp
                                           appears here]
                                       By: ------------------------------------
                                           Name:  Ernest D. Rapp
                                           Title: Chief Financial Officer

June 27, 1996

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                                 EXHIBIT INDEX

                                                                  SEQUENTIAL
 EXHIBIT                                                             PAGE
 NUMBER                        DOCUMENT DESCRIPTION                 NUMBER
 ------                        --------------------                 ------
  99.1            Asset Purchase Agreement among The ForeFront
                  Group, Inc. Martin Mazner, Hal Schectman,
                  Chris Kirkpatrick and Bookmaker Corporation,
                  dated June 12, 1996.

  99.2 Escrow Agreement, dated as of June 12, 1996, by and among The ForeFront Group, Inc.,
                  Bookmaker Corporation, Martin Mazner, Hal
                  Schectman, Chris Kirkpatrick and Texas
                  Commerce Bank, N.A.

  99.3            Registration Rights Agreement, dated as of
                  June 12, 1996, by and among The ForeFront
                  Group, Inc. and Bookmaker Corporation.

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